UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 25, 2009
MEDIACOM COMMUNICATIONS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	0-29227 (Commission File No.)	06-1566067 (IRS Employer Identification No.)
100 Crystal Run Road
Middletown, New York 10941
(Address of principal executive offices)
Registrant’s telephone number: (845) 695-2600
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1: PRESS RELEASE

Item 2.02.	Results of Operations and Financial Condition.
     On February 25, 2009, Mediacom Communications Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2008. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.
     The press release contains disclosure of adjusted operating income before depreciation and amortization (“Adjusted OIBDA”) and free cash flow, which are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP) in the United States. Reconciliations of Adjusted OIBDA and free cash flow to the most directly comparable financial measures calculated and presented in accordance with GAAP are presented in Table 6 of the press release. Disclosure regarding management’s reasons for presenting Adjusted OIBDA and free cash flow appears in Table 9 of the press release.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired — None

(b)	Pro Forma Financial Information — None

(c)	Shell Company Transactions — None

(d)	Exhibits:

Exhibit No.	Description

99.1	Press release issued by the Registrant on February 25, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2009
Mediacom Communications Corporation
	By:	/s/ Mark E. Stephan
Mark E. Stephan
Executive Vice President and Chief Financial Officer